BEESFREE, INC.
(A Development Stage Company)

FINANCIAL STATEMENTS

FOR THE PERIOD FROM AUGUST 4, 2011 (INCEPTION)
TO AUGUST 31, 2011

BEESFREE, INC.
(A Development Stage Company)

Report of Independent Registered Public Accounting Firm

To the Board of Directors
  and Stockholders of BeesFree, Inc.

We have audited the accompanying balance sheet of BeesFree, Inc. (a Development Stage Company) (the “Company”) as of August 31, 2011, and the related statements of operations, changes in stockholders’ deficiency and cash flows for the period from August 4, 2011 (inception) to August 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BeesFree, Inc. (a Development Stage Company) as of August 31, 2011, and the results of its operations and its cash flows for the period from August 4, 2011 (inception) to August 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As more fully discussed in Note 2 to the financial statements, the Company is in the development stage, has incurred net losses since inception and needs to raise additional funds to meet its obligations and sustain its operations.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regard to these matters are described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Marcum LLP
Marcum LLP
New York, NY
December 16, 2011

BEESFREE, INC.
(A Development Stage Company)

BALANCE SHEET

AUGUST 31, 2011

Assets

Current Assets
Cash	$8,070
Subscription receivable	2,248

Total Current Assets		$10,318

Intangible Assets		1,650
Deposit		10,000

Total Assets		$21,968

Liabilities and Stockholders' Deficiency

Current Liabilities
Accounts payable and accrued expenses		$155,407

Stockholders' Deficiency
Preferred stock, $0.001 stated value; 5,000,000 shares authorized; none issued and outstanding	$—
Common stock, $0.001 par value; 30,000,000 shares authorized; 11,950,000 issued and outstanding	11,950
Deficit accumulated during the development stage	(145,389)

Total Stockholders' Deficiency		(133,439)

Total Liabilities and Stockholders' Deficiency		$21,968

The accompanying notes are an integral part of these financial statements.

BEESFREE, INC.
(A Development Stage Company)

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM AUGUST 4, 2011 (INCEPTION) TO AUGUST 31, 2011

Revenue		$—

Operating Expenses
Research and development expenses	$100,000
General and administrative expenses	45,389

Total Operating Expenses		145,389

Net Loss		$(145,389)

Basic and Diluted Net Loss per Share		$(0.04)

Weighted Average Number of Shares Outstanding		4,011,111

The accompanying notes are an integral part of these financial statements.

BEESFREE, INC.
(A Development Stage Company)

STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY

FOR THE PERIOD FROM AUGUST 4, 2011 (INCEPTION) TO AUGUST 31, 2011

					Deficit
					Accumulated
					During the
	Preferred Stock		Common Stock		Development
	Shares	Amount	Shares	Amount	Stage	Total

Balance - August 4, 2011 (Inception)	—	$—	—	$—	$—	$—

Issuance of Founders' shares (10,300,000 @ $0.001 per share)	—	—	10,300,000	10,300	—	10,300

Issuance of shares in exchange for patent	—	—	1,650,000	1,650	—	1,650

Net loss	—	—	—	—	(145,389)	(145,389)

Balance - August 31, 2011	—	$—	11,950,000	$11,950	$(145,389)	$(133,439)

The accompanying notes are an integral part of these financial statements.

BEESFREE, INC.
(A Development Stage Company)

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM AUGUST 4, 2011 (INCEPTION) TO AUGUST 31, 2011

Cash Flows from Operating Activities
Net loss		$(145,389)
Changes in operating assets and liabilities:
Accounts payable and accrued expenses	155,407

Total Adjustments		155,407

Net Cash Used in Operating Activities		10,018

Cash Provided by Investing Activities
Deposit		(10,000)

Cash Provided by Financing Activities
Proceeds from issuance of founders' common stock		8,052

Net Increase in Cash		8,070

Cash - August 4, 2011 (Inception)		—

Cash - August 31, 2011		$8,070

Non-Cash Investing and Financing Activities

Subscription receivable		$2,248
Shares issued relating to the transfer of intangible asset		$1,650

The accompanying notes are an integral part of these financial statements.

BEESFREE, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM AUGUST 4, 2011 (INCEPTION) TO AUGUST 31, 2011

Note 1 - Business  Organization and Nature of Operations

BeesFree Inc. (“the Company”) is a Delaware corporation that was incorporated on August 4, 2011. The Company wholly owns a pending patent to an innovative technology to alleviate and remedy the worldwide Bee colony epidemic know as Colony Collapse Disorder (CCD). The Company is headquartered in West Palm Beach, Florida and has employees in Rome, Italy and Buenos Aires, Argentina.

The Company has been presented as a "development stage enterprise”. The Company’s primary activities since inception have been the development of its technology and business plan, negotiating strategic alliances and other agreements, and raising capital.  The Company has not commenced its principal operations, nor has it generated any revenues from its operations.  The Company has commenced business development activities in Argentina, developed its first industrial prototype dispenser, begun a program of brand awareness and marketing, and hired key personnel and officers.

The Company’s patent-pending technology is comprised of two components. The first is a mix of compounds, which contains natural and synthetic elements to combat honeybees parasites, mitigate the effects of neonicotinoid-based pesticides and to nourish the honeybees colonies (“Apis Mellifera”), and the second is an innovative solar-charged dispenser with specific colors and geometry to attract bees and effectively deliver the compound mix.

Note 2 - Going Concern and Management Plans

As of August 31, 2011, the Company had a working capital deficiency and a stockholders’ deficiency of $145,089 and $133,439, respectively.  The Company has not generated any revenues and incurred net losses of $145,389 during the period from August 4, 2011 (inception) through August 31, 2011.

The Company is currently in the development stage, and has not yet generated any revenues.  The Company's primary source of operating funds since inception has been cash proceeds from the issuance of common shares to its founders and advances from a stockholder.  In addition, subsequent to August 31, 2011, the Company received proceeds from the issuance of bridge debentures (see Note 8).  The Company intends to raise additional capital through private debt and equity investors, but there can be no assurance that these funds will be available, or will be sufficient to enable the Company to fully complete its development activities or sustain operations.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern and the realization of assets and satisfaction of liabilities in the normal course of business.  The carrying amounts of assets and liabilities presented in the financial statements do not necessarily purport to represent realizable or settlement values.  The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

BEESFREE, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM AUGUST 4, 2011 (INCEPTION) TO AUGUST 31, 2011

Note 3 - Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at dates of the financial statements and the reported amounts of revenue and expenses during the periods. Actual results could differ from these estimates.  The Company’s significant estimates and assumptions include its deferred tax asset, including a full valuation allowance.

Concentrations of Credit Risk

The Company maintains deposits in a financial institution which is insured by the Federal Deposit Insurance Corporation (“FDIC”). At various times, the Company has deposits in this financial institution in excess of the amount insured by the FDIC.

Cash

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents. As of August 31, 2011, the Company does not have any cash equivalents.

Income Taxes

The Company accounts for income taxes using the liability method. Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of such assets and liabilities.

The Company accounts for its uncertain tax positions in accordance with ASC Topic 740-10, which prescribes a recognition threshold and measurement process for financial statements recognition and measurement of a tax position taken or expected to be taken in a tax return. The guidance also prescribes direction on derecognition, classification, interest and payables accounting in financial statements and related disclosures.

Management has evaluated and concluded that there were no material uncertain tax positions requiring recognition in the Company’s financial statements for the period from August 4, 2011 (inception) through August 31, 2011.  The Company does not expect any significant changes in the unrecognized tax benefits within twelve months of the reporting date.

BEESFREE, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM AUGUST 4, 2011 (INCEPTION) TO AUGUST 31, 2011

Note 3 - Summary of Significant Accounting Policies (continued)

Research and Development

Research and development (“R&D”) expenses are charged to operations as incurred.  For the period from August 4, 2011 (inception) through August 31, 2011, the Company incurred research and development expenses of $100,000.

Net Loss Per Share

Basic earnings (loss) per common share is computed by dividing net loss by the weighted average number of common shares outstanding during the period. Diluted earnings per common share is computed by dividing net earnings by the weighted average number of common shares outstanding, plus the issuance of common shares, if dilutive, resulting from the exercise of outstanding stock options and warrants.  As of August 31, 2011, there were no potentially dilutive securities outstanding.

Fair Value of Financial Instruments

The carrying amounts of cash, accounts payable, and accrued liabilities approximate fair value due to the short-term nature of these instruments.

The Company measures the fair value of financial assets and liabilities based on the guidance of ASC 820 “Fair Value Measurements and Disclosures” which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.

ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 - quoted prices in active markets for identical assets or liabilities

Level 2 - quoted prices for similar assets and liabilities in active markets or inputs that are observable

Level 3 - inputs that are unobservable (for example, cash flow modeling inputs based on assumptions)

No such items existed as of August 31, 2011.

BEESFREE, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM AUGUST 4, 2011 (INCEPTION) TO AUGUST 31, 2011

Note 3 - Summary of Significant Accounting Policies (continued)

Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04, “Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS." This ASU addresses fair value measurement and disclosure requirements within ASC Topic 820 for the purpose of providing consistency and common meaning between U.S. GAAP and IFRSs. Generally, this ASU is not intended to change the application of the requirements in Topic 820. Rather, this ASU primarily changes the wording to describe many of the requirements in U.S. GAAP for measuring fair value or for disclosing information about fair value measurements. This ASU is effective for periods beginning after December 15, 2011 and is not expected to have any impact on the Company’s financial statements or disclosures.

The Company does not believe that there are any other new accounting pronouncements that the Company is required to adopt that are likely to have a material effect on the Company’s financial statements upon adoption.

Subsequent Events

Management has evaluated subsequent events to determine whether events or transactions occurring through December 16, 2011, the date on which the financial statements were available to be issued, will require potential adjustment to or disclosure in the Company’s financial statements.

Note 4 – Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses as of August 31, 2011 consists of the following:

Accrued expenses	$127,340
Accounts payable – stockholder	28,067
$155,407

BEESFREE, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM AUGUST 4, 2011 (INCEPTION) TO AUGUST 31, 2011

Note 5 - Income Taxes

The tax effects of temporary differences that give rise to deferred tax assets as of August 31, 2011 are presented below:

Deferred Tax Assets:
Net operating loss carryover	$54,666

Total Deferred Tax Asset	54,666
Valuation Allowance	(54,666)

Deferred Tax Asset, Net of Valuation Allowance	$—

A reconciliation of the statutory federal income tax rate to the Company’s effective tax rate for the period from August 4, 2011 (inception) through August 31, 2011 is as follows:

Tax benefit at U.S. federal statutory rate	(34.0)%
State and local tax, net of federal benefit	(3.6)%
Change in valuation allowance	37.6%

Effective income tax rate	—

At August 31, 2011, the Company had  $145,389 of federal and state net operating losses that may be available to offset future taxable income. The net operating loss carry over, if not utilized, will expire in 2032 for federal tax purposes.

The Company assesses the likelihood that deferred tax assets will be realized. To the extent that realization is not likely, a valuation allowance is established.  Based upon the Company’s losses since inception, management believes that it is more likely than not that future benefits of deferred tax assets will not be realized and has therefore established a full valuation allowance in the amount of $54,666.

The Company classifies interest expense and any related penalties related to income tax uncertainties as a component of income tax expense. No interest or penalties have been recognized as of August 31, 2011.

The Company plans to file its income tax returns in the U.S. federal jurisdiction and the state of Florida.  As of August 31, 2011, the Company has not yet filed its initial corporate tax returns.

BEESFREE, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM AUGUST 4, 2011 (INCEPTION) TO AUGUST 31, 2011

Note 6 - Commitments and Contingencies

Litigations, Claims and Assessments

In the normal course of business, the Company may be involved in legal proceedings, claims and assessments arising in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. In the opinion of anagement, the ultimate disposition of these matters will not have a material adverse effect on the Company’s financial position or results of operations.

Employment and Consulting Agreements

Chief Executive Officer
Effective August 4, 2011, the Company entered into an employment agreement with its Chief Executive Officer.  The employment agreement provided for an initial term of one year.  The employment agreement provides for annual compensation of $120,000 during the initial year. The agreement also includes certain severance provisions.

Pursuant to the employment agreement, the Chief Executive Officer is entitled to a grant to purchase 250,000 shares of the Company’s stock should he achieve certain performance targets.  As of August 31, 2011, these performance targets have not been met, and the options have not been granted.

Consulting Agreement
Pursuant to a consulting agreement entered into as of August 27, 2011, the Company retained an individual to serve as R&D scientist.  The agreement provides for services to be provided over a two month term with aggregate compensation of $200,000.  As of August 31, 2011, the Company has reflected accrued expenses of $100,000 relating to this agreement.

Note 7 - Stockholders’ Deficiency

Authorized Capital

The Company is authorized to issue 30,000,000 shares of common stock, $0.001 par value, and 5,000,000 shares of preferred stock, $0.001 par value. The holders of the Company’s common stock are entitled to one vote per share.  Subject to the rights of holders of preferred stock, if any, the holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of legally available funds. Subject to the rights of holders of preferred stock, if any, upon liquidation, dissolution or winding down of the Company, holders of common stock are entitled to share ratably in all assets of the Company that are legally available for distribution.

BEESFREE, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM AUGUST 4, 2011 (INCEPTION) TO AUGUST 31, 2011

Note 7 - Stockholders’ Deficiency (continued)

Common Stock

The Company sold 10,300,000 shares of common stock to its founders for an aggregate price of $10,300 in August 2011.  As of August 31, 2011, the Company has received cash proceeds of $8,052 relating to this transaction.  The remaining balance of $2,248 has been recorded as a Subscription Receivable as of August 31, 2011, and was collected subsequent to August 31, 2011.

In August 2011, the Company acquired a technology patent from a party related to a stockholder in exchange for 1,650,000 shares of common stock.  In accordance with ASC 845-1-S99 (“Transfers of Non-Monetary Assets from Promoters or Shareholders”), the transaction is to be recorded as at the individual’s historical cost basis.  Because no records exist to support the individual’s historical cost basis, the patent has been recorded at the par value of the stock issued aggregating $1,650.  Such amount has been recorded as an intangible asset as of August 31, 2011, and will be amortized over the estimated useful life of the patent, currently estimated at 15 years.

Note 8 - Subsequent Events

Debenture Agreements

Subsequent to August 31, 2011, the Company entered into a Debenture Purchase Agreement with certain investors (the “Debentures”) pursuant to which the Company issued convertible debentures in the aggregate principal amount of $1,000,000. The Debentures bear interest at the rate of 8% per annum and are convertible into units of a qualified financing, as defined in the agreement.

Consulting Agreements

The Company entered into an investor relations consulting agreement with Blue Point Consulting LLC (“Blue Point”), pursuant to which Blue Point agreed to provide us with investor relations consulting services for six months in exchange for $100,000 which was paid on October 31, 2011.  A shareholder of the Company is a member of Blue Point.

On December 1, 2011 the Company entered into an investor relations consulting agreement with Brooke Capital Investments, LLC (“Brooke”), pursuant to which Brooke agreed to provide us with investor relations consulting services for six months in exchange for $500,000, of which $250,000 is to be paid upon consummation of a qualified financing, as defined, and the balance of which is due thirty (30) days thereafter.

BEESFREE, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM AUGUST 4, 2011 (INCEPTION) TO AUGUST 31, 2011

Note 8 - Subsequent Events (continued)

Consulting Agreements (continued)

On September 12, 2011, the Company entered into two month consulting agreements with two individuals pursuant to which the consultants are to provide the Company technical engineering, product and packaging design and development services in exchange for aggregate payments of $15,000, which were paid in October 2011.

On October 24, 2011, the Company entered into a six month consulting agreement with a financial services company pursuant to which the consultant is to provide financial, strategic and business planning development services in exchange for $25,000, of which $10,000 was paid upon signing and the balance is due upon closing of qualified financing or merger transaction, as defined, whichever occurs first.

Subsequent to August 31, 2011, the Company entered into a commercial lease agreement in West Palm Beach, Florida under a one year operating lease that commenced in December 2011 at the rate of $975 per month.

Financing Agreement

On December 16, 2011, the Company sold 1,200,000 shares of its newly created Series A Cumulative Convertible Preferred Stock (the “Preferred Stock”) and five-year common stock purchase warrants (the “Warrants”) to purchase up to 1,200,000 shares of the Company’s common stock at an exercise price of $1.50 per share (subject to certain adjustments) for aggregate cash proceeds of $1,199,982.  In addition, as part of this transaction, the holders of certain Debentures issued by the Company in an aggregate principal amount of $1,000,000, converted such Debentures into  1,000,000 shares of Preferred Stock and received warrants to purchase an aggregate of 1,000,000 shares of common stock (the “Debt Conversions”).

Purchase of Common Shares

On December 16, 2011, the Company sold 200,000 shares of its common stock to an individual for cash proceeds of $200.

Shell purchase

On December 16, 2011, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”).  Under the terms of the agreement, BeesFree Acquisition Corp., a newly formed, wholly-owned Delaware subsidiary (“Acquisition Sub”) merged into BeesFree, Inc., a privately held Delaware corporation (“BeesFree-DE”), and BeesFree-DE, the surviving corporation, became the Company’s wholly-owned subsidiary. The transaction is being accounted for as a reverse merger and recapitalization.